                                EXHIBIT 99.2

PROS Holdings, Inc. Announces Planned Retirement of President & CEO

Andres Reiner to retire upon appointment of successor

HOUSTON, October 29, 2024 – PROS Holdings, Inc. (NYSE: PRO) a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions, today announced that its President and Chief Executive Officer, Andres Reiner, intends to retire from the Company. Mr. Reiner will remain in his role through the completion of the search for his successor and serve as an advisor for a 12-month period thereafter to ensure a seamless succession.

The Company’s Board of Directors is executing its succession plan and searching for the next CEO with the assistance of a nationally recognized executive search firm.

“I’m incredibly proud of where PROS is as a business and the strong leadership team we have in place. Our strategy, platform, and people are well positioned to continue to set the standard for innovation in our market and drive sustainable long-term growth,” said President and CEO Andres Reiner. “We are committed to finding the best candidate to continue on our mission of helping people and companies outperform, and I look forward to supporting my successor through a successful transition.”

“On behalf of the board, management team, and employees, we want to thank Andres for his exceptional leadership and his ongoing commitment to PROS,” said PROS Non-Executive Chairman of the Board Bill Russell. “The Board is conducting a search to identify the best person to build upon the strong foundation built under Andres’ leadership, and we look forward to working with Andres to ensure a smooth transition.”

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions. Its vision is to optimize every shopping and selling experience. With nearly 40 years of industry expertise and a proven track record of success, PROS helps B2B and B2C companies across the globe, in a variety of industries, including airlines, manufacturing, distribution, and services, drive profitable growth. The PROS Platform leverages AI to provide real-time predictive insights that enable businesses to drive revenue and margin improvements. To learn more about PROS and our innovative SaaS solutions, please visit our website at www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our management; business outlook; expectations; ability to achieve future growth and profitability goals; and management's confidence and optimism. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security, data localization and AI laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, (v) returning to profitability, and (w) the timing and uncertainty related to executive search. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

PROS Investor Relations Contact:
Belinda Overdeput
713-335-5879
ir@pros.com

PROS Media Contact:
Amy Williams
+1 713-335-5916
awilliams@pros.com
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